Exhibit 99

2013 ANNUAL STOCKHOLDERS MEETING

WEDNESDAY, MAY 15, 2013

Please turn off all cell phones and PDAs at this time.

Thank you for your cooperation.

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Stockholders’ Meeting May 15, 2013

• 2013 Annual Meeting

• Chairman’s Remarks

??2012 Review

• Questions & Answers

2013 Board of Directors

• William L. Bax

• Frank E. English, Jr.

• Elbert O. Hand

• David S. Johnson

• Kay W. McCurdy

• Norman L. Rosenthal, Ph.D.

• James R. Wimmer

Tribute to James A. Gallagher, Jr. – Former CEO

Born on July 9, 1921 Attended Cornell University Enlisted in the Navy in 1942 Joined Gallagher in 1946 Former CEO

Implemented uses of technology Instrumental in hiring Sterling Bassett Spearheaded Gallagher’s M&A initiatives Devoted family man and philanthropist Supported Catholic Charities Passed away January 4, 2013

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Stockholders’ Meeting May 15, 2013

• 2013 Annual Meeting

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Stockholders’ Meeting May 15, 2013

• 2013 Annual Meeting

• Chairman’s Remarks

??2012 Review

Information Regarding Forward-Looking Statements

This presentation contains “forward?looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions, are intended to identify forward?looking statements. Examples of forward?looking statements in this presentation include, but are not limited to, statements relating to: (i) our debt levels and plans to borrow; (ii) the state of the economy and our industry (including combined ratios for insurance companies, insurance rates, P&C pricing and the existence of a hard or firming market); (iii) drivers and expected levels of organic growth; (iv) our pace of, and expected sources of funding for, acquisition activity (including our pace of expansion outside the United States); (v) the revenue impact of acquisitions completed during the prior fiscal year; (vi) the integration of Heath Lambert (including the expected timeframe for completion and integration costs); (vii) our success in the healthcare reform arena; (viii) efficiencies and capabilities generated by system improvements; (ix) the revenue impact of a new account in Australia; (x) the impact of expense reduction initiatives; and (xi) the earnings impact of, and developments relating to, our clean energy investments. Important factors that could cause actual results to differ materially from those in the forward?looking statements include the following:

• Changes in worldwide and national economic conditions (including an economic downturn and uncertainty regarding the European debt crisis), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, changes in the regulatory environment, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i) – (x) above; and

• Risks and uncertainties related to Gallagher’s clean energy investments – including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; the ability to maintain and find co?investors; the potential for divergent business objectives by co?investors and other stakeholders; plant operational risks, including supply?chain risks; utilities’ future use of, or demand for, coal; the market price of coal; the costs of moving a clean coal plant; intellectual property risks; and environmental risks – could impact (xi) above.

Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10?K for the fiscal year ended December 31, 2012, for a more detailed discussion of these and other factors that could impact its forward?looking statements.

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Information Regarding Non-GAAP Measures

This presentation includes references to Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio, Organic Growth and Adjusted Cash Generation, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.

Earnings Measures – Gallagher believes that Adjusted EBITDAC and Adjusted EBITDAC margin, as defined below, each provide a meaningful representation of its operating performance and improves the comparability of Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability.

Adjusted EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables (EBITDAC), further adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, Heath Lambert integration costs, earnout related compensation charges, workforce related charges, lease termination related charges, New Zealand earthquake claims administration costs, GAB Robins integration costs, South Australia ramp up costs, acquisition related adjustments and the impact of foreign currency translation, as applicable.

Adjusted EBITDAC margin is defined as Adjusted EBITDAC divided by Adjusted Revenues (defined below).

The most directly comparable GAAP measure for these non?GAAP earnings measures is earnings from continuing operations. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, earnings from continuing operations were $140 million, $33 million, and $173 million, respectively, in 2011, and $156 million, $42 million and $198 million, respectively, in 2012.

Revenue and Expense Measures – Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, each as defined below, provide stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2013 and beyond. Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.

Adjusted Revenues is defined as revenues, adjusted to exclude gains realized from sales of books of business and revenue from New Zealand earthquake claims administration.

Adjusted Operating Expense Ratio is defined as operating expense, adjusted to exclude Heath Lambert and GAB Robins integration costs, South Australia ramp up costs, workforce related charges, lease termination related charges, acquisition related adjustments and the impact of foreign currency translation, as applicable, divided by Adjusted Revenues.

Organic Growth is defined as organic change in base commission and fee revenues, and excludes the first twelve months of net commission and fee revenues generated from acquisitions accounted for as purchases, and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to help interested persons analyze the revenue growth associated with the operations that were a part of Gallagher in both the current and prior year. In addition, change in organic growth excludes the impact of supplemental commission and contingent commission revenues, and the period?over?period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2012 foreign exchange rates to the same periods in 2011. For the Risk Management segment, organic change in base domestic and international fee revenues excludes international performance bonus fees and New Zealand earthquake claims administration to improve the comparability of our results between periods by eliminating the impact of the items that have a high degree of variability or due to the limited- time nature of these revenue sources.

The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is revenues. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, revenues were $1,556 million, $549 million, and $2,105 million, respectively, in 2011, and $1,827 million, $572 million and $2,399 million, respectively, in 2012. For the Brokerage Segment, revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,341 million, $1,556 million and $1,827 million, in 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, respectively. The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is operating expense, which was $247 million, $267 million and $313 million in 2008, 2011 and 2012, respectively.

Adjusted Cash Generation – Gallagher defines this measure as adjusted EBITDAC further adjusted to add back stock compensation expense (a non- cash charge) and to deduct capital expenditures, interest and banking costs, corporate and acquisition costs, and income taxes paid. Gallagher considers Adjusted Cash Generation as a way to measure net cash generated from its operations on an ongoing basis.

Reconciliations – Please see page 56 for a reconciliation of Adjusted Cash Generation to the most directly comparable GAAP measure. For all other measures, please see the examples set forth in “Reconciliation of Non- GAAP Measures and supplemental quarterly financial data “ on Gallagher’s Web site at www.ajg.com/IR.

Snapshot of Gallagher

Brokerage Segment

Risk

Segment

•3/4 of revenue

• We sell insurance and consult on insurance programs

• P&C and benefits

• Retail and wholesale

• 1/4 of revenue

• We adjust claims and help companies reduce their losses

• Workers compensation, liability, managed care, property and auto

• Modest amount of storm/quake claims

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Brokerage Segment Revenues

Retail-P/C/C

Domestic

80%

Wholesale 24%

Retail- Benefits 25%

International

20%

Risk Management Revenues

Workers Compensation 68%

Property 5%

Liability 27%

Domestic

79%

International

21%

Brokerage Segment – 2012

Adjusted Revenues

$2,000 18%

$1,824

$1,750

$1,549

$1,500

$1,250

2011 2012

Adjusted EBITDAC 22%

$450

$415

$400 $350 $341 $300

2011 2012

Organic Growth in base commission & fees

6.0%

4.4%

4.0% 2.8% 2.0%

0.0%

2011 2012

Adjusted EDITDAC Margin

24.0%

23.0% 7%

22.0%

22.0%

21.0%

20.0%

2011 2012

(in $M) See important disclosures regarding Non?GAAP measures on Page 9.

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Risk Management Segment – 2012

Adjusted Revenues 7%

$575 563 $550

$527

$525 $500 $475

2011 2012

Adjusted EBITDAC 11%

$100 $95

$90 90

$85 $81 $80 $75

2011 2012

Organic Growth in base fees

8.0% 7.0%

6.0% .7%

4.9%

5.0% 4.0%

2011 2012

Adjusted EDITDAC Margin

17.0%

16.0%

16.0%

15.4%

15.0%

14.0%

2011 2012

(in $M) See important disclosures regarding Non?GAAP measures on Page 9.

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Brokerage & Risk Mgmt Combined – 2012

Adjusted Revenues 15%

$2,500 2,387 $2,250

$2,076

$2,000

$1,750

2011 2012

Adjusted EBITDAC

20%

$550

505

$500

$450 $422 $400

$350

2011 2012

(in $M)

Organic Growth in base commissions & fees

6.0%

. %

5.0%

4.0% 3.3% 3.0% 20% .

1.0%

2011 2012

Adjusted EDITDAC Margin

22.0%

.2%

21.0%

20.3%

20.0%

19.0%

2011 2012

See important disclosures regarding Non?GAAP measures on Page 9.

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Net Earnings from Clean Energy Investments

$40.0

.7

$30.0

$20.0

$10.0 $7.5

$3.9

$0.0

-$4.8

-$10.0

2009 2010 2011 2012

(in $M)

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Cash and Dividends

Adjusted Cash Generation

$400

$358 $313

$300

$264

$200

$100

2010 2011 2012

Dividends Declared as % of Adjusted Cash Generation

100%

75%

51%

48% 47%

50%

25%

0%

2010 2011 2012

See important disclosures regarding Non?GAAP measures on Page 9. 17

Dividends Per Share

$1.60

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

$1.40*

1984

2013

*Indicated – On January 24, 2013, Gallagher’s Board of Directors declared a $.35 per share first quarter 2013 quarterly dividend.

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Maintaining a Prudent Balance Sheet

Gallagher S&P 1000 Net Debt $694 Stockholders’ Equity $1,659 Net Debt to Total Capital 29% 27% Net Debt to Adjusted EBITDAC 1.4x 1.8x

$s in millions. Using Gallagher’s TTM combined Brokerage and Risk Management EBITDAC as of 12/31/12. Net Debt as of 12/31/12 for Gallagher reflects $725m in term notes and $129m on the line of credit less $160m of cash on hand available for general corporate purposes. Source for S&P 1000 data: Bloomberg as of 02/05/13.

Gallagher is borrowing an additional $200 million of 10-year notes by mid-year 2013.

See important disclosures regarding Non?GAAP measures on Page 9.

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Environment

Economy Carrier Position Rates

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Real GDP Growth Jobs

4% 140,000 3%

2% 135,000 1% 130,000 0% ?1% ?2% 125,000 ?3% 120,000 ?4% 115,000

Source for data: Bureau of Economic Analysis Total Nonfarm Employees (in thousands) seasonally adjusted. Source for data: Bureau of Labor Statistics.

Business Confidence Short?term Rates 75

6%

4%

50

2%

0%

25

Average Annual Effective Fed Funds Rates. Source for data: Bloomberg Purchasing Managers Index. Source for data: Institute for Supply Management. Green diamond depicts the January 2013 value of 53.1

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Firming Indicators for Carriers – Yet Ample Capacity Remains

118.3 Combined Ratios

120 115

107.4 110 105 100

93.8 95 90

Source for calendar year combined ratio data: AM Best. Excludes certain large mortgage insurance and personal lines companies to better depict Gallagher’s primary markets. Catastrophe & Prior Period Development impact on Combined Ratios based on public disclosures of larger U.S. commercial carriers where Gallagher places business.

Premium/Statutory Surplus

1.6x

1.4x

1.2x

1.0x

0.8x

0.6x

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2011. Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

Investment Yields

7.0%

6.5%

6.0%

5.5%

5.0%

4.5%

4.0%

3.5%

3.0%

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2011. Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

Statutory Surplus

$600 $500 $400 $300 $200 $100

($Billions)

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2004 – 2011. Prior to 2004, sources are A.M. Best and ISO via the Insurance Information Institute.

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So, A 100 Combined Ratio Isn’t What It Once Was

ROE

110.0 15.9%

105.0

ROE 7.6%

100.0 95.0 90.0

85.0

Combined Combined Ratio Ratio

80.0

1979 2010

Extrapolating from this analysis, a combined ratio in the low 90s is required to generate risk appropriate ROEs in the current environment

* 2010 figures are a return on average surplus and exclude mortgage and financial guaranty insurers.

Source: Robert P. Hartwig’s Insurance Information Institute presentation from 7/17/12 using A.M. Best and ISO data.

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Carrier Response – Rate Change

.

CIAB ?Change in Average U.S. Commercial Rates

Commercial P&C Pricing

160

150

CPI

140

133

130

120

110 Rates

100 95

90

80

Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers (CIAB) data. CPI index uses data from the Bureau of Labor Statistics.

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Firming Market Versus Classic Hard Market

Classic Hard Market

Firming Market

1999 2005 2012

Small Accounts Midsized Accounts Large Accounts

Average Commercial Premium Rate Changes by Account Size

Source: The Council of Insurance Agents and Brokers (CIAB). Chart prepared by Barclays Research.

Captions in the above chart were overlaid by Gallagher and do not necessarily reflect the opinions of the CIAB and/or Barclays Research.

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Firming Market Versus Classic Hard Market

Classic Hard Market

Short?lived radical price increases

Clients can’t get coverage

Business forced chaotically into surplus lines

Carriers’ urgent need to restore profitability

Lack of capacity

Firming Market

Moderate price increases for an extended period of time

Clients can still get coverage

Business moves more orderly into surplus lines

Carriers restore profitability orderly

Adequate capacity

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Current Environment

Better for Clients Better for Carriers Better for Brokers

Plan For Growth – Organic

Driving Organic Growth

Grow Our

Provide Sales Focus Into

Mgmt. Cross Niches Tools and Selling Hire Training

Organic

Experienced

Teams Growth

Enhance Carrier Compensation

Global Expansion

Driving Organic Growth

Grow Our

Provide Sales Focus Into

Mgmt. Cross Niches Selling Hire Training

Organic

Experienced

Teams Growth

Enhance Carrier Compensation

Global Expansion

Driving Organic Growth

Grow Our

Provide Sales Focus Into

Mgmt. Cross Niches Selling Hire Training

Organic

Experienced

Teams Growth

Enhance Carrier Compensation

Global Expansion

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Gallagher’s Sales Culture Performs Throughout the Entire Cycle

Gallagher Organic CIAB ?Change in Avg. Commercial Rates

25.0%

Hard Market Soft Market Firm Market

19.8% 19.8% 20.0% 16.0% 14.0% 15.0%

10.0% Gallagher 10.0% Organic 5.0% 8.1% 4.4% 5.0% 3.1% 2.0% 2.0% 2.0% ?08% . CIAB* 0.0% ?1.7% ?2.4% 4.4% 0.2% ?5.0% ?4.1% ?5.2% ?5.4% ?5.6% ?10.0% ?8.0% ?11.0% ?15.0% ?12.1% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Gallagher’s Brokerage Segment Organic Growth including Supplemental Commissions. See important disclosures regarding non- GAAP measures on Page 9.

*Average change in Commercial Rates

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Plan For Growth – M&A

M&A Looking Forward – Opportunities Continue

Gallagher’s Vast Pipeline Gallagher Acquisition Limited Core Units Consolidators Competency Domestic and International Retail P&C

Markets Highly Fragmented

Wholesale Culture 18,000 agents/brokers Benefits in the U.S. Gallagher Proven History of International Doing the Baby boomers Deal looking for exit MGA strategy Ability to MGU

Integrate Need Gallagher’s Expertise Captive

Current Gallagher U.S. Locations

Larger Cities With Expansion Potential

Cities with population of 100,000+ where Gallagher has no presence.

Gallagher International Offices and Correspondent Brokers

Client Capabilities in More Than 140 Countries

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Strong Acquisition Momentum

Domestic Brokerage Intl Brokerage $300 Heath Lambert Risk Management

$250 $200 $150 $100 $50

$0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Annualized revenues acquired (in $Ms).

Gallagher Heath Update

Heath Lambert Acquired May 2011

Positions Gallagher among top 10 U.K. brokers

Additional distribution network in 15 U.K. locations outside London

Added new retail capabilities to existing London wholesale operation

Executing:

• Bolt?on acquisition strategy – Getting access to deals not previously available

• Hiring Strategy – Attracting experienced producers and teams

Integration as planned and on schedule

Integration costs of about $.02 to $.03/quarter through mid- 2013

Productivity and Quality

Optimizing Productivity & Quality

Established

shore Controlling

ters of Headcoun

cellence

Utilizing

Leveraging Sourcing

Sales Force to Manage

Management Improving Expenses

Tools

Productivity and

Quality Building

Investing in Productivity

Business Tools – DMS

Intelligence and Workflow

Optimizing Standardizing

Real Estate Processes and

Footprint Systems

Reasons for Offshore Centers of Excellence

Reduce Costs

Foster Innovation

Increase Speed to Market

Focus on Core

Improve Quality

Back Office Infrastructure – 2004

Back Office – Today

Current Front Office Activity

Reducing Adjusted Operating Expense Ratio

Brokerage

21.0% 20.8%

20.0%

19.0%

18.0%

17.0% 16.8% 16.7%

16.0%

2008 2011 2012

See important disclosures regarding Non?GAAP measures on Page 9.

Risk Management

27.5%

27.0%

26.5%

25.5%

24.5% 24.2%

24.0%

23.5%

22.5%

2008 2011 2012

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AJG – 2012 #1 Overall Client

Satisfaction for Large AJG Intl – 2012 Best Broker Corporations – Greenwich M&A Deal of the Year –

Associates Reactions Magazine

Gallagher Singapore – 2012 Best Trade Credit AJG Intl – 2012 Ins Broking Insurance Broker – Asia/Pacific Company of the Year – Global Trade Review Magazine Reactions Magazine

GB 2012 Small & Mid?Market Firms AJG – 2013 Ranked Top Ten Best Companies Buyers Choice TPA Overall Winner –for Leaders – Chief Executive Magazine Business Insurance

Gallagher/Heath – 2012 AJG Intl – 2012 M&A GB UK – 2012 Investor in People Commercial Lines Broker of Transaction of the Year UK National Standard the Year – Insurance Times – Insurance Day

Culture

Maintain Unique Culture

One of the World’s Most Ethical Companies

as Recognized by Ethisphere Institute

• Industry- leading commitment to ethics and dedication to integrity

• Chosen for:

?Promoting ethical business standards and practices- Exceeding legal compliance standards- Innovating to benefit the public- Demonstrating that corporate citizenship is tied to company success

• Globally, only 145 organizations named

A Top Ten Best Company for Leadership Development

As Recognized by Chief Executive Magazine – 2013

Recognized for:

?High percentage of senior and mid- manager positions filled internally

?Formal leadership process-Commitment to leadership development program

Momentum Into 2013

2012 Actions

Closed 60 acquisitions with $231m of acquired revenue

Completed 9 deals outside of the U.S. Heath Lambert integration efforts Favored cash in 4th quarter to fund M&A

Clean energy investment activity

2013 Impact

Incremental roll?in revenues of $134m Continuing our global expansion Will achieve anticipated profits

Will favor cash and debt

May generate $70m–$80m of after tax earnings. Future earnings to be used for M&A.

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Momentum Into 2013

2012 Actions

Rolled out our first Private Health Exchange

Consolidating agency management systems in our U.S. P&C operations

Rolled out the Gallagher Bassett client?centric Analytical Workbench

Sold and ramped up for a large account in Australia

2013 Impact

Provides a critical capability for clients

Enables increased productivity and higher quality

Provides market leading tool to clients

Expect $20m of new revenues

Why Invest?

Source for data: Bloomberg. Total returns from 1/1/2000 – 1/31/2013 include reinvesting all dividends at the ex?dividend date.

QUESTIONS AND ANSWERS